FORM 8-K  1
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   November 27, 2001
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

           WYOMING                       0-29651                06-15763-91
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 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation                File Number)          Identification No.)

       70 ESSEX STREET, MYSTIC, CONNECTICUT                        06355
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     (Address of principal executive offices)                    (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                                                     FORM 8-K  2
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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.


On November 27, 2001 the Registrant announced that USA Video Interactive Corporation (USVO), a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions and CEO Solutions, Inc., the nation's premier business opportunity consulting firm, announced today that they have formed a strategic sales and marketing partnership.

In the context of this partnership, CEO Solutions, Inc. will represent, market, and sell USVO's services, systems, and technology to its well-established client base in educational, government, and not-for-profit business sectors. Furthermore, the company will actively pursue opportunities to further develop and adapt the technology for these new markets.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


Exhibit 99.1     News Release dated November 27, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             USA  VIDEO  INTERACTIVE  CORP.


Date:  November 27, 2001                  By:  /s/  Anton J. Drescher
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                                               ANTON J. DRESCHER,
                                               CORPORATE SECRETARY


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                                                                     FORM 8-K  3
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FOR  IMMEDIATE  RELEASE:

USA VIDEO INTERACTIVE CORPORATION (USVO) AND CEO SOLUTIONS, INC. ANNOUNCE STRATEGIC SALES AND MARKETING PARTNERSHIP

PIONEER IN INTERNET MEDIA DELIVERY SERVICES AND PREMIER BUSINESS DEVELOPMENT AGENCY FORM PARTNERSHIP TO BRING RICH MEDIA SOLUTIONS TO NEW MARKETS

ARLINGTON,  VIRGINIA,  NOVEMBER  27,  2001  -  USA Video Interactive Corporation
(USVO), a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions and CEO Solutions, Inc., the nation's premier business opportunity consulting firm, announced today that they have formed a strategic sales and marketing partnership.

In the context of this partnership, CEO Solutions, Inc. will represent, market, and sell USVO's services, systems, and technology to its well-established client base in educational, government, and not-for-profit business sectors. Furthermore, the company will actively pursue opportunities to further develop and adapt the technology for these new markets.

USVO has been at the forefront of the digital media business since its founding in 1989. In October 2001, USVO completed the development and deployment of StreamHQ(TM), its next generation media delivery architecture. Value-added features such as detailed user transaction tracking and viewer authentication/entitlement, combined with superior security of client content and data, set StreamHQ(TM) apart from competing services. For example, USVO's Zmail-the first product announced under StreamHQ(TM)--combines the ease of email with the power of rich media to enable businesses, institutions, and organizations to communicate multimedia messages to targeted audiences via the Internet and to receive unmatched feedback on the effectiveness of their communication campaigns, providing enhanced accountability and a return on investment.

"To expand and grow in significant communication markets such as education and the extensive not-for-profit sector we need an industry leading partner that will launch a significant profile-raising and sales-focused campaign for USVO. CEO Solutions, Inc. has years of experience in these markets and brings the depth of leadership and breadth of industry knowledge that we're looking for in a partner," stated Ed Molina, President of USVO.

The CEO Solutions, Inc. practice is composed of a diverse group of industry veterans who specialize in strategic business development, marketing, high impact sales and communications practices with well-defined connections in the Education, Technology, Government and Non-Profit sectors.

"Our industry knowledge provides us with a leading edge and we are enormously proud to have earned the right to be working with USVO. USVO has much to offer to our specialty markets, and we are eager to introduce their superior products to our space. We are always looking for ways to impact and improve how we live, learn and work, and USVO fits the bill," stated Jane Copley, President of CEO Solutions, Inc.

CEO Solutions, Inc. will be launching an aggressive Zmail campaign during the first quarter of 2002. CEO Solutions, Inc. will elevate the awareness and reputation of USVO by promoting and demonstrating the value they extend to these new markets.


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                                                                     FORM 8-K  4
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ABOUT  CEO  SOLUTIONS,  INC.

CEO Solutions, Inc. headquartered in Arlington, Virginia, is the nation's premier business opportunity consulting firm that specializes in strategic business development, marketing, high impact sales and communications practices with well-defined connections in the Education, Technology, Government and Non-Profit sectors. For more information, please visit CEO Solutions, Inc. web site at www.ceosolutionsinc.com
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ABOUT  USA  VIDEO  INTERACTIVE

USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added media delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of available connectivity. While competitors take a "one-size-fits-all" streaming approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality media delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.

USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT 06355; (800) 625-2200; (860) 572-1560. Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin and Frankfurt Stock Exchanges: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560;
info@usvo.com
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EMC and  Symmetrix  are registered trademarks and EMC Proven and E-Infostructure
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are trademarks of EMC Corporation
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This  press  release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.


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